UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report May 17, 2005

(Date of earliest event reported) (May 13, 2005)

PETRO STOPPING CENTERS

HOLDINGS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	333-87371	74-2922482
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 17, 2005, Petro Stopping Centers Holdings, L.P. (the “Company”) issued a press release regarding the matters discussed under Item 4.02(a) below, which include the adjustment of historical financial statements. A copy of the press release is furnished to the Securities and Exchange Commission with this current report on Form 8-K as Exhibit 99.1 hereto.

The information provided pursuant to this Item 2.02 of this current report, including the information contained in Exhibit 99.1 is being furnished pursuant to such Item and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

After an analysis of the Company’s records on May 13, 2005, the Company has concluded that its historical financial statements should be restated to correct certain errors relating to accounting for leased properties, and that such financial statements should no longer be relied upon. As a result, the Company will restate its financial statements for the three-year period ended December 31, 2004.

Historically, the Company depreciated its leasehold improvements, in some cases, over a period greater than both the initial term of the lease and its option periods, but not longer than the useful life of the asset. Hereafter, the Company will use the shorter of (1) the initial lease term unless it believes that the penalty for not renewing the lease would be substantial enough that it was “reasonably assured” that the Company would exercise the renewal, or (2) the useful life of the asset. The restatement relates, in part, to the February 7, 2005 letter issued by the Office of the Chief Accountant of the Securities and Exchange Commission to the American Institute of Certified Public Accountants, which clarified the existing generally accepted accounting principles applicable to leases.

The Company believes these non-cash adjustments will have no material impact on the Company’s previously reported cash flows, cash position, revenues, or EBITDA in any period, or on compliance with the covenants under its senior secured credit facilities, Indentures for the 9.0% senior secured notes due 2012, and Indentures for the new senior third secured discount notes due 2014.

The Company’s Executive Officers discussed the matters disclosed in this current report on Form 8-K pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm.

The press release attached hereto as Exhibit 99.1 announces the intended restatement of the Company’s historical financial statements and is incorporated in this Item 4.02(a) by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits:

99.1 Press release dated May 17, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS HOLDINGS, L.P. (Registrant)

Date:	May 17, 2005	By:	/s/ EDWARD ESCUDERO
Edward Escudero Treasurer and Chief Financial Officer (On behalf of the Registrant and as Registrant’s Principal Financial and Chief Accounting Officer)

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